EXHIBIT 99.1

Annual Meeting of Stockholders May 23, 2018 Financial Overview Douglas M. Hultquist, CEO Todd A. Gipple, COO/CFO Exhibit 99.1

FORWARD-LOOKING STATEMENTS

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of QCR Holdings, Inc. ("QCR Holdings" or the "Company") and Springfield Bancshares, Inc. ("Springfield Bancshares"). Forward-looking statements, which may be based upon beliefs, expectations and assumptions of QCR Holdings' and Springfield Bancshares' management and on information currently available to management, are generally identifiable by the use of words such as "believe," "expect," "anticipate," "plan," "intend," "estimate," "may," "will," "would," "could," "should" or other similar expressions. Additionally, all statements in this presentation, including forward-looking statements, speak only as of the date they are made, and neither QCR Holdings nor Springfield Bancshares undertakes any obligation to update any statement in light of new information or future events. A number of factors, many of which are beyond the ability of QCR Holdings and Springfield Bancshares to control or predict, could cause actual results to differ materially from those in any forward-looking statements. These factors include, among others, the following: (i) the possibility that any of the anticipated benefits of the proposed transaction between QCR Holdings and Springfield Bancshares will not be realized or will not be realized within the expected time period; (ii) the risk that integration of operations of Springfield Bancshares with those of QCR Holdings will be materially delayed or will be more costly or difficult than expected; (iii) the inability to complete the proposed transaction due to the failure of the required stockholder approval; (iv) the failure to satisfy other conditions to completion of the proposed transaction, including receipt of required regulatory and other approvals; (v) the failure of the proposed transaction to close for any other reason; (vi) the effect of the announcement of the transaction on customer relationships and operating results; (vii) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (viii) the strength of the local, national and international economy; (ix) changes in state and federal laws, regulations and governmental policies concerning QCR Holdings' and Springfield Bancshares' general business; (x) changes in interest rates and prepayment rates of QCR Holdings' and Springfield Bancshares' assets; (xi) increased competition in the financial services sector and the inability to attract new customers; (xii) changes in technology and the ability to develop and maintain secure and reliable electronic systems; (xiii) the loss of key executives or employees; (xiv) changes in consumer spending; (xv) unexpected results of acquisitions, including the acquisition of Springfield Bancshares; (xvi) unexpected outcomes of existing or new litigation involving QCR Holdings or Springfield Bancshares; (xvii) the economic impact of any future terrorist threats or attacks; (xviii) the economic impact of exceptional weather occurrences such as tornadoes, hurricanes, floods, and blizzards; and (xix) changes in accounting policies and practices. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Additional information concerning QCR Holdings and its business, including additional factors that could materially affect QCR Holdings' financial results, are included in QCR Holdings' filings with the Securities and Exchange Commission (the "SEC").

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3 a relationship driven organization. ® These slides contain non - GAAP financial measures. For purposes of Regulation G, a non - GAAP financial measure is a numerical measure of the registrant ’ s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirement of Regulation G, QCR Holdings, Inc. has provided reconciliations within the slides, as necessary, of the non - GAAP financial measure to the most directly comparable GAAP financial measure. (For more details on the Company’s non - GAAP measures refer to the Company’s Annual Report on Form 10 - K for the year ended December 31, 2017). NON - GAAP FINANCIAL MEASURES

Reported 12/31/10 Reported 12/31/11 Reported 12/31/12 Reported 12/31/13 Reported 12/31/14 Reported 12/31/15 Reported 12/31/16 Reported 12/31/17 Net Income $2.5 $4.4 $9.1 $11.8 $13.9 $16.9 $27.7 $35.7 Net Interest Margin (%) 2.92% 3.08% 3.14% 3.03% 3.15% 3.37% 3.75% 3.78% Return on Assets (%) 0.36% 0.51% 0.62% 0.64% 0.61% 0.66% 0.97% 1.01% ($ millions) Earnings History 2

1 st Quarter 2016 1 st Quarter 2017 1 st Quarter 2018 Total Assets $2.6B $3.4B $4.0B Net Income $6.4 $9.2 $10.6 Earnings Per Share $0.53 $0.68 $0.74 ($ millions) Recent Growth in Assets and Earnings 3

Stock Price Performance $9.10 $13.22 $17.03 $17.86 $24.29 $43.30 $43.00 $45.30 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 $50.00 12/1/2011 12/1/2012 12/1/2013 12/1/2014 12/1/2015 12/1/2016 12/1/2017 12/31/11 12/31/12 12/31/13 12/31/14 12/31/15 12/31/16 12/3 1/17 4/30/18 4

Total Shareholder Return Results 5 Five Year Three Year Proxy Peer Group 75 th Percentile Median 25 th Percentile 179.50% 156.20% 102.30% 98.70% 78.30% 44.00% QCR Holdings, Inc. Ranking 193.60% #3 161.60% #1

Strategic Plan We have 2 main goals in our strategic plan that we believe will continue to drive shareholder value: 1. Create a culture of high performance 2. Perform in the top quartile of our peers by 2020 6

7 Initiatives QCR Holdings, Inc. has seven stated initiatives that will drive us to the top quartile of our peers: 1. Continue strong organic loan and lease growth to maintain loans and leases to total assets ratio in the range of 73 - 78% 2. Continued focus on growing core deposits to maintain reliance on wholesale funding to less than 15% of assets. 3. Continue to focus on maintaining gains on sale of USDA and SBA loans, and fee income on SWAPS, as a more significant and consistent component of core revenue 4. Grow Wealth Management net income by 10% annually 5. Carefully manage noninterest expenses growth 6. Maintain asset quality metrics to better than peer levels 7. Participate as an acquirer in the consolidation taking place in our markets to further boost ROAA, improve efficiency ratio, and increase EPS 7

10 a relationship driven organization. ® Corporate Overview NASDAQ - QCRH As of March 31, 2018 Russell 2000® Index Member Since June 30, 2015 $4.0 Billion in Assets $3.1 Billion in Loans $3.3 Billion in Deposits 26 Facilities Quad City Bank & Trust (5) Cedar Rapids Bank & Trust (5) * Rockford Bank & Trust (2) m2 Lease Funds LLC (1) Community Bank & Trust (3) Community State Bank (10) Springfield First Community Bank (1) A B C D E F QCR Holdings, Inc. – Founded in 1993 - Headquartered in Moline, IL F B C D E Source: S&P Global Market Intelligence and Company documents. * Includes recently acquired Guaranty Bank & Trust. (a division of Cedar Rapids Bank & Trust) SHARES OUTSTANDING: 13.95 million OWNERSHIP: Institutional & Mutual Funds 62.6% Insiders & Benefit Plans 12.7% G G A (Anticipated Q3, subject to regulatory and other approvals) Ankeny, Des Moines Waterloo Cedar Rapids Quad Cities Rockford Milwaukee Springfield 8

History of QCRH 9

• Meaningful EPS Accretion: 8.0% accretive in the first full year • Tangible book value dilution of ~4% • TBV earnback period of 3.0 years (1) • Capital ratios at closing in excess of well - capitalized thresholds • Internal rate of return of approximately 20% Financially Attractive • Expansion into growing Springfield, MO MSA • More than $475 million in loans and top 10 deposit market share • Retention of key Springfield management and local brand • Increased scale can accelerate Springfield’s growth trajectory • More than $200 million loan participations sold Strategic Opportunity • Springfield, MO market very consistent with our existing footprint • Low levels of credit risk • Extensive due diligence completed • Three successful partnerships since 2013 Proven Integration Capabilities Springfield (SFC) Transaction Summary (1) Based on the crossover method. 10

Questions? Thank you for your continued support! 11